UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2021

BLACK MOUNTAIN ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 4500

Fort Worth, TX 76102

(Address of principal executive offices, including zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 18, 2021, Black Mountain Acquisition Corp. (the “Company”) completed its initial public offering (the “IPO”) of 24,000,000 units (the “Units”). Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and three quarters of one redeemable warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $240,000,000.

On October 18, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 11,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to Black Mountain Sponsor LLC (the “Sponsor”) generating total proceeds of $11,600,000. Each Private Placement Warrant is exercisable to purchase for $11.50 one share of Class A Common Stock.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $244,800,000, or $10.20 per unit, including $8,400,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of October 18, 2021 of the Company reflecting receipt of the net proceeds upon the closing of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Following the consummation of the IPO, the underwriters exercised their over-allotment option to purchase an additional 3,600,000 Units. In connection with the exercise of the full over-allotment option, the Sponsor purchased an additional 1,440,000 Private Placement Warrants. The closing of the sale of the additional Units and Private Placement Warrants pursuant to the underwriters’ exercise of their over-allotment option occurred on October 22, 2021.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of October 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2021

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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